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                                                                   EXHIBIT 10.18


STATE OF GEORGIA
COUNTY OF FULTON

                               AMENDMENT TO LEASE


         THIS AMENDMENT TO LEASE is made and entered into as of the 15th day of April, 1996, by and between STEPHEN H. GREENSPAN, PAUL RUBEN and RICHARD M. VEHON (herein referred to as the "Lessor") and T&C LIQUIDATORS, INC., a Texas corporation (herein referred to as the "Lessee").

         WHEREAS, Lessor and Lessee entered into that certain lease (herein referred to as the "Lease") dated October 1, 1994 regarding that certain tract of land being Lot 5 and the South 20 feet of Lot 4, in BLOCK D, of FREEWAY INDUSTRIAL DISTRICT, an Addition to the City of Irving, Dallas County, Texas, according to the Map or Plat thereof recorded in Volume 402, Page 1437, of the Map Records of Dallas County, Texas together with all buildings, structures and other improvements, now or hereafter located thereon (herein collectively referred to as the "Premises");

         WHEREAS, Lessor and Lessee desire to amend the Lease as herein set forth; and

         NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) in hand paid by each party to the other and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree that the Lease is hereby amended as follows:

         1. Section 2.01 of the Lease is amended by providing that the term of the Lease shall be extended to include the period from and including October 1, 1996 through September 30, 2001 (herein referred to as the "Extended Initial Term").

         Provided Lessee is not in default under the terms of the Lease, Lessee shall have the right and option (herein referred to as the "First Renewal Option") to extend the term of the Lease for an additional five (5) years (herein referred to as the "First Extension Term") after the expiration of the Extended Initial Term on the same terms and conditions set forth herein except the annual rent shall be determined as herein set forth. Lessee shall exercise the First Renewal Option by notice to Lessor given not less than one hundred eighty (180) nor more than three hundred sixty (360) days prior to the expiration of the Extended Initial Term.

         Provided Lessee has exercised the First Renewal Option and provided Lessee is not in default hereunder, Lessor shall have the further right and option (herein referred to as the "Second Renewal Option") to extend the term of the Lease for an additional five (5) years (herein referred to as the "Second Extension Term") after the expiration of the First Extension Term upon the same terms and conditions as set forth herein except that the annual rent shall be determined as herein set forth. Lessee shall exercise the Second Renewal Option by notice to Lessor given not less than one hundred eighty (180) nor more than three hundred sixty (360) days prior to the expiration of the First Renewal Term.

         2. Section 4.01 of the Lease is amended by providing that during the Extended Initial Term of the Lease, Lessee agrees to pay Lessor, as rent hereunder, an annual rent as follows:


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
EXTENDED INITIAL                                                                               MONTHLY
      TERM                                              ANNUAL RENT                          INSTALLMENTS
-----------------                     ----------------------------------------------         ------------
10/1/96 - 9/30/97                     $66,000.00                                              $5,500.00
10/1/97 - 9/30/98                     $66,000.00                                              $5,500.00
10/1/98 - 9/30/99                     $66,000.00                                              $5,500.00
10/1/99 - 9/30/00                     Adjusted as herein provided
10/1/00 - 9/30/01                     Same annual rent and monthly installments as
                                      for year 10/1/99 - 9/30/00


FIRST EXTENSION
      TERM                                          ANNUAL RENT AND MONTHLY INSTALLMENTS
-----------------                     -------------------------------------------------------------------
10/1/01 - 9/30/02                     Adjusted as herein provided
10/1/02 - 9/30/03                     Same annual rent and monthly installments as for 10/1/01 - 9/30/02
10/1/03 - 9/30/04                     Same annual rent and monthly installments as for 10/1/01 - 9/30/02
10/1/04 - 9/30/05                     Adjusted as herein provided
10/1/05 - 9/30/06                     Same annual rent and monthly installments as for 10/1/04 - 9/30/05


SECOND EXTENSION
      TERM                                          ANNUAL RENT AND MONTHLY INSTALLMENTS
-----------------                     -------------------------------------------------------------------
10/1/06 - 9/30/07                     Adjusted as herein provided
10/1/07 - 9/30/08                     Same annual rent and monthly installments as for 10/1/06 - 9/30/07
10/1/08 - 9/30/09                     Same annual rent and monthly installments as for 10/1/06 - 9/30/07
10/1/09 - 9/30/10                     Adjusted as herein provided
10/1/10 - 9/30/11                     Same annual rent and monthly installments as for 10/1/09 - 9/30/10

         On October 1, 1999 and again on October 1, 2001, October 1, 2004, October 1, 2006 and October 1, 2009 (herein each referred to as an "Adjustment Date") the annual rent shall be increased as follows:

         A. For the year from October 1, 1999 through September 30, 2000, the annual rent shall be increased by an amount equal to the lesser of the product obtained by multiplying (i) the annual rent for the preceding year (i.e., October 1, 1998 through September 30, 1999) by one hundred fifteen percent (115%) or (ii) the annual rent for the preceding year by (B) the percentage change of the "CPI" (as that term is herein defined) for December 1998 from the CPI for the month of December 1995 plus one hundred percent (100%).

         B. For the year from October 1, 2001 through September 30, 2002, the annual rent shall be increased by an amount equal to the lesser of the product obtained by multiplying (i) the annual rent for the

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preceding year (i.e., October 1, 2000 through September 30, 2001) by one hundred ten percent (110%) or (ii) the annual rent for the preceding year by (B) the percentage change of the "CPI" (as that term is herein defined) for December
2000 from the CPI for the month of December 1998 plus one hundred percent
(100%).

         C. For the year from October 1, 2004 through September 30, 2005, the annual rent shall be increased by an amount equal to the lesser of the product obtained by multiplying (i) the annual rent for the preceding year (i.e., October 1, 2003 through September 30, 2004) by one hundred fifteen percent (115%) or (ii) the annual rent for the preceding year by (B) the percentage change of the "CPI" (as that term is herein defined) for December 2003 from the CPI for the month of December 2000 plus one hundred percent (100%).

         D. For the year from October 1, 2006 through September 30, 2007, the annual rent shall be increased by an amount equal to the lesser of the product obtained by multiplying (i) the annual rent for the preceding year (i.e., October 1, 2005 through September 30, 2006) by one hundred ten percent (110%) or
(ii) the annual rent for the preceding year by (B) the percentage change of the "CPI" (as that term is herein defined) for December 2005 from the CPI for the month of December 2003 plus one hundred percent (100%).

         E. For the year from October 1, 2009 through September 30, 2010, the annual rent shall be increased by an amount equal to the lesser of the product obtained by multiplying (i) the annual rent for the preceding year (i.e., October 1, 2008 through September 30, 2009) by one hundred fifteen percent (115%) or (ii) the annual rent for the preceding year by (B) the percentage change of the "CPI" (as that term is herein defined) for December 2008 from the CPI for the month of December 2005 plus one hundred percent (100%).

         An example on how to determine the change in the annual rent is set forth below. In no event shall the annual rent for any year during the term of the Lease be less than the annual rent for the next preceding year of the term of the Lease.

                                     EXAMPLE

                                                Index Point Change

                  CPI (for December 1998)                                                 118.5
                  Less CPI for December 1995                                              113.8
                  Equals Index Point Change                                                 4.7

                                                 Percentage Change

                  Index Point Change                                                        4.7
                  Divided by CPI for December 1995                                        113.8
                  Equals Percentage of Change                                             0.041

                                                    Annual Rent

                  Annual Rent for preceding year                                       $ 100.00
                  Multiplied by Percentage of Change                                      1.041
                  Equals Annual Rent for current year                                  $ 104.10

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         For the purpose hereof, the term "CPI" shall mean the Consumer Price
Index, All Urban Consumers (CPI-U), U.S. City Average, All Items - 1982 - 84 = 100 which is published by the United States Bureau of Labor Statistics (herein referred to as "BLS").

         If the standard reference base for the CPI is changed, the CPI shall be converted using factors supplied by BLS which are based on the percentage change and not the index point change in the reference base. If an error is discovered in the CPI and is changed by BLS, the annual rent shall be recomputed based on the correct CPI and any payments required by reason thereof shall be promptly made by Lessor or Lessee, as the case may be. If the CPI is discontinued or is no longer published on a monthly basis, the annual rent for any calendar year after the year in which the CPI is discontinued or is no longer published on a monthly basis shall be an amount equal to one hundred three percent (103%) of the annual rent for the preceding calendar year of the Lease Term.

         3. The Lease, as amended hereby, is and shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         4. Each and every covenant, term, condition and obligation contained in this Lease shall apply to and be binding upon and inure to the benefit or detriment or the respective legal representatives, successors and permitted assigns of Lessor and Lessee. Whenever reference to the parties hereto is made in this Lease, such reference shall be deemed to include the legal representatives, successors and assigns of said party the same as if in each case expressed.

         IN WITNESS WHEREOF, Lessor and Lessee have caused these presents to be duly executed and their seals to be affixed hereunto as of the day and year first above written.

Signed, sealed and delivered                                "LESSOR"
delivered in the presence of:

/s/ CYNTHIA LE MONS                              /s/ STEPHEN H. GREENSPAN (SEAL)
---------------------------------                ------------------------------
Witness                                          STEPHEN H. GREENSPAN


/s/ KEELA BISHOP
---------------------------------
Notary Public

                                  [NOTARY SEAL]

Signed, sealed and delivered
delivered in the presence of:


/s/ CYNTHIA LE MONS                              /s/ W. PAUL RUBEN (SEAL)
---------------------------------                ------------------------------
Witness                                          PAUL RUBEN


/s/ KEELA BISHOP
---------------------------------
Notary Public

                                  [NOTARY SEAL]

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Signed, sealed and delivered
delivered in the presence of:


/s/ JUDY MERRELL                                 /s/ RICHARD M. VEHON (SEAL)
---------------------------------                ------------------------------
Witness                                          RICHARD M. VEHON



/s/ LINDA TIETZE
---------------------------------
Notary Public

                                  [NOTARY SEAL]



Signed, sealed and delivered                                  "LESSEE"
delivered in the presence of:

/s/ JUDY MERRELL                                 T&C LIQUIDATORS, INC.,
---------------------------------                a Texas corporation
Witness


/s/ LINDA TIETZE                                 By: /s/ RICHARD M. VEHON
---------------------------------                   ---------------------------
Notary Public                                    Its:
                                                     --------------------------

                                  [NOTARY SEAL]                [CORPORATE SEAL]






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